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                                      STANDARD INDUSTRIAL LEASE

                                  ---------------------------------

                                           BLICKMAN TURKUS
                                  COMMERCIAL INDUSTRIAL REAL ESTATE

                                  ---------------------------------

                                An Affiliate of The Woodmont Companies

                                  ---------------------------------


1. PARTIES. This Lease, dated, for reference purposes only, November 8, 1994, is made by and between DANI INVESTMENT PARTNERS (herein called "Lessor") and Conceptus, Inc. (herein called "Lessee").

2. PREMISES. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of San Mateo State of California, commonly known as 1021 Howard Avenue, San Carlos, CA and described as an approximate 20,000 square foot industrial building ("Building") and associated common areas which Lessee shall have, as appurtenant to the Premises, the right to use ("Common Areas") whereby the Lessee will lease an approximate 14,000 square foot portion.

Said real property including the land and all improvements thereon, is herein called "the Premises".

3. TERM.

   3.1 TERM. The term of this Lease shall be for twelve (12) months commencing on September 1, 1995, and ending on August 31, 1996 unless sooner terminated pursuant to any provision hereof.

   3.2 DELAY IN COMMENCEMENT. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee, provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder. If Lessee occupies the Premises prior to the rental Commencement Date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date, and Lessee shall not be obligated to pay rent for such period at the initial monthly rates set forth below.

4. RENT. Lessee shall pay to Lessor as rent for the Premises equal monthly payments of $10,500, in advance, on the 1st day of each month of the term hereof. Lessee shall pay Lessor upon the execution hereof $ _________ as rent for __________________ .

        See Addendums 1

Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof $10,500 as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any material provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other reasonable sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) business days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be a material breach of this Lease. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall promptly be returned without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any of Lessee's interest hereunder) at the expiration of the term thereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6. USE.

   6.1 USE. The Premises shall be used and occupied only for Laboratory research, development, manufacturing and administrative use and for other legally related purpose.

        See Addendum 2

   6.2 COMPLIANCE WITH LAW.

     (a) Lessor warrants to Lessee that the Premises, in its existing state, but without regard to the use for which Lessee will use the Premises, does not violate any applicable building code regulation or ordinance at the time that this Lease is executed. In the event that it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, to rectify any such violation. In the event that Lessee does not give to Lessor written notice of the violation of this warranty within 1 year from the commencement of the term of this Lease, it shall be conclusively deemed that such violation did not exist and the correction of the same shall be the obligation of the Lessee.

     (b) Except as provided in paragraph 6.2(a), Lessee shall, at Lessee's expense, not violate any applicable statutes, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the term or any part of the term hereof regulating the use by Lessee of the Premises, Lessee shall not use nor permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there XXXXXXXXXXXXXXXXXXXXXXX.

   6.3. CONDITION OF PREMISES. Except as provided in paragraph 6.2(a) Lessee hereby accepts the Premises XXXXXXXXXXXXXXXXX date of the execution hereof, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the suitability of the Premises for the conduct of Lessee's business. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representations or warranty as to the suitability of the Premises for the conduct of Lessee's business.

        See Addendum 3

7. MAINTENANCE, REPAIRS AND ALTERATIONS.

   7.1 LESSEE'S OBLIGATIONS. Lessee shall keep in good order, condition and repair the Premises and every part thereof, structural and non-structural, (whether or not such portion of the Premises requiring repair, or the means of repairing the same are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises) including, without limiting the generality of the foregoing, all plumbing, heating, airconditioning, ventilating, electrical, lighting facilities and equipment within the Premises, fixtures, walls (interior and exterior), foundations, ceilings, roofs (interior and exterior), floors, windows, doors, plate glass and skylights located within the Premises, and all landscaping, driveways, parking lots, fences and signs located on the Premises and sidewalks and parkways adjacent to the Premises.

   7.2 SURRENDER. On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as when received, broom clean, ordinary wear and tear, casualty, acts of God and condemnation excepted. Lessee shall repair any damage to the Premises directly occasioned by the removal of Lessee's trade fixtures, furnishings and equipment pursuant to Paragraph 7.5(d), which repair shall include the patching and filling of holes and repair of structural damage.

   7.3 LESSOR'S RIGHTS. If Lessee fails to perform Lessee's obligations under this Paragraph 7, Lessor may at its option (but shall not be required to) enter upon the Premises, after ten (10) days' prior written notice to Lessee and provided Lessee has continued to fail to perform such obligation, and put the same in good order, condition and repair, and the cost thereof together with interest thereon at the rate of 10% per annum shall become due and payable as additional rental to Lessor together with Lessee's next rental installment.


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7.5 ALTERATIONS AND ADDITIONS.

   (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, or Utility installations in, on or about the Premises, except for nonstructural alterations not exceeding $1,000 in cost. As used in this Paragraph 7.5 the term "Utility installation" shall mean bus ducting, power panels, wiring, fluorescent fixtures, space heaters, conduits, air conditioning equipment and plumbing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility installations at the expiration of the term, and restore the Premises to their prior condition, reasonable wear and tear, casualty, condemnation and acts of God excepted. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor which shall not be unreasonably withheld or delayed. Lessor may require that Lessee remove any or all of the same.

   (b) Any alterations, improvements, additions or Utility installations in or about the Premises that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner, subject to the terms set forth in Section 7.5(a) above.

   (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien, claim or demand indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

   (d) Unless Lessor requires their removal, as set forth in Paragraph 7.5(a), all alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Paragraph 7.5(d), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 7.2.

8. INSURANCE INDEMNITY.

   8.1 INSURING PARTY. As used in this Paragraph 8, the term "insuring party" shall mean the party who has the obligation to obtain the Property Insurance required hereunder. The insuring party shall be designated in Paragraph 16.26 hereof. Whether the insuring party is the Lessor or the Lessee, Lessee shall, as additional rent for the Premises, pay the cost of all insurance required hereunder. If Lessor is the insuring party Lessee shall, within ten (10) days following demand by Lessor, reimburse Lessor for the cost of the insurance so obtained.

   8.2 LIABILITY INSURANCE. Lessee shall, at Lessee's expense obtain and keep in force during the term of this Lease a policy of Combined Single Limit, Bodily Injury and Property Damage Insurance insuring Lessor and Lessee against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be a combined single limit policy in an amount not less than $1,000,000. The policy shall contain cross liability endorsements and shall insure performance by Lessee of the indemnity provisions of this Paragraph 8. The limits of such insurance shall not, however, limit the liability of Lessee hereunder. In the event that the Premises constitute a part of a larger property said insurance shall have a Lessor's Protective Liability endorsement attached thereto. If Lessee shall fail to procure and maintain said insurance Lessor may, but shall not be required to procure and maintain the same, but at the expense of Lessee. Not more frequently than each 5 years, if, in the reasonable opinion of Lessor, the amount of liability insurance required hereunder is not adequate, Lessee shall increase said insurance coverage as required by Lessor. Provided, however that in no event shall the amount of the Liability insurance increase be more than fifty percent greater than the amount thereof during the preceding five years of the term of the lease. However, the failure of Lessor to require any additional insurance coverage shall not be deemed to relieve Lessee from any obligations under this Lease.

   8.3 PROPERTY INSURANCE

     (a) The Landlord shall obtain and keep in force during the term of this Lease a policy of policies of insurance covering loss or damage to XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
$1,000,000, but in no event less than the total amount of promissory notes XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk) and sprinkler leakage XXXXXXXX insurance shall provide for payment of loss thereunder to Lessor or to the holders of mortgages or deeds of trust on the Premises. The insuring party shall, in addition, obtain and keep in force during the term of this Lease a policy of rental income insurance covering a period of six months, with loss payable to Lessor, which insurance shall also cover all real estate taxes and insurance costs for said period. If the insuring party shall fail to procure and maintain said insurance the other party may, but shall not be required to, procure and maintain the same, but at the expense of Lessee. If such insurance coverage has a deductible clause, Lessee shall be liable for the deductible amount.

     (b) If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Lessor which are adjacent to the Premises, then Lessee shall pay for any increase in the property insurance of such other building or buildings if said increase is directly caused by Lessee's acts, omissions, use or occupancy of the Premises.

     (c) If the Lessor is the insuring party the Lessor will not insure Lessee's fixtures, equipment or tenant improvements unless the tenant improvements have become a part of the Premises under paragraph 7, hereof. But if Lessee is the insuring party the Lessee shall insure its fixtures, equipment and tenant improvements.

     (d) Not more frequently than each three years, if, in the opinion of Lessor, the amount of property insurance required hereunder is not adequate, the insuring party shall increase said insurance coverage as required by Lessor. However, such increase may be more frequent than each three years if required by the insurance carrier in order to maintain insurance for the full replacement value of the Premises.

   8.4 INSURANCE POLICIES. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of B plus or better as set forth in the most current issue of "Best's Insurance Guide". The insuring party shall deliver to the other party copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Lessor. No such policy shall be cancelable or subject to reduction of coverage or other modification except after ten (10) days' prior written notice to Lessor. If Lessee is the insuring party Lessee shall, within ten (10) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee upon demand. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Paragraph 8.3. If Lessee does or permits to be done anything which shall increase the cost of the insurance policies referred to in Paragraph 8.3, then Lessee shall forthwith upon Lessor's demand reimburse Lessor for any additional premiums attributable to any act or omission or operation of Lessee causing such increase in the cost of insurance. If Lessor is the insuring party, and if the insurance policies maintained hereunder cover other improvements in addition to the Premises, Lessor shall deliver to Lessee a written statement setting forth the amount of any such insurance cost increase and showing in reasonable detail the manner in which it has been computed.

   8.5 WAIVER OF SUBROGATION. Lessee and Lessor each hereby waive any and all rights of recovery against the other, or against the officers, employees, agents and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control to the extent that such loss or damage is insured against under any insurance policy in force at the time of such loss or damages. The insuring party shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

        See Addendum 4

   8.7 EXEMPTION OF LESSOR FROM LIABILITY. Except to the extent caused by Lessor's and Lessor's employess, agents, contractors and servants, Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant if any, of the building in which the Premises are located.

        See Addendum 5

9. DAMAGE OR DESTRUCTION.

   9.1 PARTIAL DAMAGE -- INSURED. Subject to the provisions of Paragraph 9.3 and 9.4, if the Premises are damaged and such damage was caused by a casualty covered under an insurance policy required to be maintained pursuant to Paragraph 8.3, Lessor shall at Lessor's expense repair such damage but not Lessee's fixtures, equipment or tenant improvements unless the same have become a part of the Premises pursuant to Paragraph XXXXX hereof, as soon as reasonably possible and this Lease shall continue in full force and effect. Notwithstanding the above, if the Lessee is the insuring party, and if the insurance proceeds received by Lessor are not sufficient to effect such repair, Lessor shall give notice to Lessee of the amount required in addition to the insurance proceeds to effect such repair. Lessee shall contribute the required amount to Lessor within ten days after Lessee has received notice from Lessor of the shortage in the insurance. When Lessee shall contribute such amount to Lessor, Lessor shall make such repairs as soon as reasonably possible and this Lessee shall continue in full force and effect. Lessee shall in no event have any right to reimbursement for any such amount so contributed.


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   9.2 PARTIAL DAMAGE -- UNINSURED. Subject to the provisions of Paragraphs
9.3 and 9.4, if at any time during the term XXXXXXXXX damaged, except by a negligent or willful act of Lessee, (in which event Lessee shall make the repairs, at its expense) and such damage was caused by a casualty not covered under an insurance policy required to be maintained pursuant to Paragraph 8.3, Lessor may at Lessor's option either(a) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or(b) give written notice to Lessee within thirty(30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10-day period this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

   9.3 TOTAL DESTRUCTION. If at any time during the term hereof the Premises are totally destroyed from any cause whether or not covered by the insurance required to be maintained pursuant to Paragraph 8.3 (including any total destruction required by any authorized public authority) this Lease shall automatically terminate as of the date of such total destruction.

   9.4 DAMAGE NEAR END OF TERM. If the Premises are partially destroyed or damaged during the last six months of the term of this Lease, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

   9.5 ABATEMENT OF RENT; LESSEE'S REMEDIES.

     (a) If the Premises are partially destroyed or damaged and Lessor or Lessee repairs or restores them pursuant to the provisions of this Paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, provided, however, that the aggregate amount of abatement hereunder shall not exceed the total of rent payable under Paragraph 4 for a period of six months. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

     (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence such repair or restoration within 90 days after such obligation shall accrue, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice at Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

   9.6 TERMINATION -- ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

   9.7 WAIVER. Lessee waives the provisions of California Civil Code Sections 1932(2) and 1933(4) which relate to termination of leases where the thing being leased is destroyed and agrees that such event shall be governed by the terms of this Lease.

10. REAL PROPERTY TAXES.

    See Addendum 6

   10.1 PAYMENT OF TAXES. Lessee shall pay all real property taxes applicable to the Premises during the term of this Lease. All such payments shall be made at least ten (10) days prior to the delinquency date of such payment. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes paid by Lessee shall cover any period of time prior to or after the expiration of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect, and Lessor shall reimburse Lessee to the extent required. If Lessee shall fail to pay any such taxes, Lessor shall have the right to pay the same, in which case Lessee shall repay such amount to Lessor with Lessee's next rent installment together with interest at the rate of 10% per annum.

   10.2 DEFINITION OF "REAL PROPERTY" TAX. As used herein, the term "real property tax" shall include any form of assessment, license fee, commercial rental tax, levy, penalty, or tax (other than inheritance or estate taxes), imposed by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, as against Lessor's right to rent or other income therefrom, or as against Lessor's business of leasing the Premises or any tax imposed in substitution, partially or totally, of any tax previously included within the definition of real property tax, or any additional tax the nature of which was previously included within the definition of real property tax.

   10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

   10.4 PERSONAL PROPERTY TAXES.

     (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

     (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within 10 days business days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES.

     Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises.

         See Addendum 7

12. ASSIGNMENT AND SUBLETTING.

   12.1 LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold or delay. Any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this lease.

   12.2 LESSEE AFFILIATE. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all of the assets of Lessee as a going concern of the business that is being conducted on the Premises, provided that said assignee assumes, in full, the obligations of Lessee under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

   12.3 NO RELEASE OF LESSEE. Regardless of Lessor's consent, no subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

   12.4 ATTORNEY'S FEES. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act that Lessee proposes to do then Lessee shall pay Lessor's reasonable attorneys fees incurred in connection therewith, such attorneys fees not to exceed $250.00 for each such request.

13. DEFAULTS; REMEDIES.

   13.1 DEFAULTS. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee ???

   (a) XXXX

   (b) XXXX where such failure shall continue for a period of three days after written notice thereof from Lessor to Lessee.

   (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of 30 days after written notice hereof from Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than 30 days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said 30-day period and thereafter diligently pursues such cure to completion.

   (d) (i) The making by Lessee of any general assignment, or general arrangement for the benefit of creditors; (ii) the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, the same is dismissed within ninety (90) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within sixty (60) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within sixty (60) days.

   (e) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligations hereunder,and any of them, was materially false.

   13.2 REMEDIES. In the event of any such material default or breach by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach;

   (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all reasonable damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises, reasonable expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to Paragraph 15 applicable to the unexpired term of this Lease.

   (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

   (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the State in which the Premises are located.

   13.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligations, provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently prosecutes the same to completion.

   13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such receipt of notice that amount shall be due, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the floor area of the improvements on the Premises, or more than 25% of the land area of the Premises which is not occupied by any improvements, is taken by condemnation, Lessee may, at Lessee's option to be exercised in writing only within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area taken bears to the total floor area of the building situated on the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property moving expenses and all other provable damages. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall, to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15. BROKER'S FEE. Upon execution of this Lease by both parties, Lessor shall pay to BT Commercial Brokerage and CB Commercial a licensed real estate broker, a fee as set forth in a separate agreement between Lessor and said broker, or in the event there is no separate agreement the sum of $7,560.00 for brokerage services rendered by said broker to Lessor in this transaction. Lessor further agrees that if Lessee exercises any option granted herein or any option substantially similar thereto, either to extend the term of this Lease, to renew this Lease, to purchase said Premises or any part thereof and/or any adjacent property which Lessor may own or in which Lessor has an interest, or any other option granted herein, or if said broker is the procuring cause of any other lease or sale entered into between the parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, then as to any of said transactions, Lessor shall pay said broker a fee in accordance with the schedule of said broker in effect at the time of execution of this Lease. Lessor agrees to pay said fee not only on behalf of Lessor but also on behalf of any person, corporation, association, or other entity having an ownership interest in said real property or any part thereof, when such fee is due hereunder. Any transferee of Lessor's interest in this Lease, by accepting an assignment of such interest, shall be deemed to have assumed Lessor's obligation under this Paragraph 15. Said broker shall be a third party beneficiary of the provisions of this Paragraph.

16. GENERAL PROVISIONS.

   16.1 ESTOPPEL CERTIFICATE.

     (a) Lessee shall at any time upon not less than ten (10) business days' prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that to Lessee's actual knowledge, this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's actual knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

     (b) Lessee's failure to deliver such statement within such time shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rent has been paid in advance or such failure may be considered by Lessor as a default by Lessee under this Lease.

     (c) If Lessor desires to finance or refinance the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender designated by Lessor such financial statements of Lessee as may be reasonably required by such lender. Such statements shall include the past three years' financial statements of Lessee. All such financial statements shall be received in confidence and shall be used only for the purposes herein set forth.

   16.2 LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or a lessee's interest in a ground lease of the Premises, and except as expressly provided in Paragraph 15. In the event of any of such title or interest, Lessor herein named (and in case of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee and such grantee assumes all of Lessee's obligations under this Lease. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

   16.3 SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

   16.4 INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due Lessor not paid when due shall bear interest at 6% per annum from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease, provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

   16.5 TIME OF ESSENCE.  Time is of the essence.

   16.6 CAPTIONS. Article and paragraph captions are not a part hereof.

   16.7 INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in Paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employees or agents of any of said XXXX and the compliance thereof to all applicable laws and regulations enforced during the term of this Lease except as XXXX this Lease.

   16.8 NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

   16.9 WAIVERS. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

   16.10 RECORDING. Lessee shall not record this Lease without Lessor's prior written consent, and such recordation shall, at the option of Lessor, constitute a non-curable default of Lessee hereunder. Either party shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

   16.11 HOLDING OVER. If Lessee remains in possession of the Premises or any part thereof after the expiration of the term hereof without the express written consent of Lessor, such occupancy shall be a tenancy from month to month at a rental in the amount of the last monthly rental plus all other charges payable hereunder, and upon all the terms hereof applicable to a month-to-month tenancy.

   16.12 CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies of law or in equity.

   16.13 COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

   16.14 BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Paragraph 16.2 this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State in which the Premises are located.

   16.15 SUBORDINATION.

     (a) This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease unless this Lease is otherwise terminated pursuant to its terms subject to Lessee's nondisturbance rights set forth in this Section 16.15(a), if any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage deed of trust or ground lease or the date of recording thereof.

     (b) Subject to Lessee's nondisturbance rights set forth in Section 16.15(a) above, Lessee agrees to execute any reasonablle documents required to effectuate such subordination or to make this Lease prior to the date of any mortgage, deed of trust or ground lease, as the case may be, and failing to do so within ten (10) days after written demand, does hereby XXXXXXXXXXXXX constitute and irrevocably appoint Lessor as Lessee's attorney in fact and in Lessee's name, place and stead, to do so.

   16.16 ATTORNEY'S FEES. If either party or the broker named herein brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

   16.17 LESSOR'S ACCESS. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times upon 24 hours prior notice (except in the case of emergency) for the purpose of inspecting the same, showing the same to prospective purchasers, or lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Lessee.

   16.18 SIGNS AND AUCTIONS. Lessee shall not place any sign upon the Premises or conduct any auction thereon without Lessor's prior written consent except that Lessor shall have the right, without the prior permission of Lessor to place ordinary and usual for rent or sublet signs thereon.

   16.19 MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

   16.20 CORPORATE AUTHORITY. If Lessee is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. If Lessee is a corporation Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

   16.21 CONSENTS. Wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

   16.22 GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under Paragraphs
16.1 and 16.20 of this Lease.

   16.23 QUIET POSSESSION. Upon Lessee paying the fixed rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

   16.24 OPTIONS. In the event that the Lessee, under the terms of this Lease, has any option to extend the term of this Lease, or any option to purchase the Premises or any right of first refusal to purchase the Premises or other property of Lessor, then each of such options and rights are personal to Lessee and may not be exercised or be assigned, voluntarily or involuntarily, by or to any one other than Lessee except that it may be exercised by or assigned to any of the entities described in paragraph 12.2 hereof for whom Lessee does not need the consent of Lessor to assign this Lease. In the event that Lessee hereunder has any multiple options to extend this Lease a later option to extend the Lease cannot be exercised unless the prior option has been so exercised.

   16.25 MULTIPLE TENANT BUILDING RULES AND REGULATIONS. In the event that the Premises are part of a larger building or group of buildings then Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the building and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the building. Further, Lessee will promptly pay its prorata share, as reasonably determined by Lessor, of any maintenance or repair of such portion of the Premises or such portion of the property of which the Premises are a part, which are common areas or used by Lessee and other occupants thereof. The violations of any such rules and regulations, or the failure to pay such prorata share of costs, shall be deemed a material breach of this Lease by Lessee.

   16.26 INSURING PARTY. The insuring party under this Lease shall be the Lessee and Landlord as applicable.

   16.27 ADDITIONAL PROVISIONS. If there are no additional provisions draw a line from this point to the next printed word after the space left here. If there are additional provisions place the same here.

See Attached Addendum and by this reference made a part hereof.







The parties hereto have executed this Lease at the place and on the dates specified immediately adjacent to their respective signatures.

If this Lease has been filled in it has been prepared for submission to your attorney for his approval. No representation or recommendation is made by the real estate broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Lease or the transactions relating thereto.


Executed at Belmont                              Dani Investment Partners
            ------------------                   -----------------------------

on 15 December, 1994                         By  /s/ XXXXXXXXXXXXXXXXXXXXXX
   ---------------------------                   -----------------------------

Address 1355 Shoreway Rd                     By
       -----------------------                   -----------------------------

                                                   "LESSOR" (Corporate seal)


Executed at San Carlos, CA                       Conceptus, Inc.
            ------------------                   -----------------------------

on 15 December, 1994                         By  /s/ XXXXXXXXXXXXXXXXXXXXX
   ---------------------------                   -----------------------------

Address 1021 Howard Ave.                     By
        ----------------------                   -----------------------------

                                                   "LESSEE" (Corporate seal)

                              ADDENDUM TO LEASE

     THIS ADDENDUM TO LEASE ("Addendum") is dated as of November 8, 1994 and is made between the 1981 FARREY TRUST ("Lessor") and CONCEPTUS, INC., a Delaware Corporation ("Lessee") to be a part of that certain Standard Industrial Lease with the same date between Lessor and Lessee ("Lease") concerning the approximately 14,000 square foot premises ("Premises") located within the building commonly known as 1021 Howard Avenue, San Carlos, California ("Building"). Lessor and Lessee agree that the Lease is hereby modified and supplemented as follows:

     1. SHARE OF OPERATING EXPENSES. Notwithstanding anything to the contrary in the Lease, the parties agree as follows:

        1.1 OPERATING EXPENSES. Lessee shall pay to Lessor Lessee's Percentage Share of Operating Expenses. "Lessee's Percentage Share of Operating Expenses" is 70%. In addition, Landlord has attached hereto as EXHIBIT C Landlord's latest months billing statements for Operating Expenses.

        (a) DEFINITION. "Operating Expenses" shall include the following reasonable and necessary actual expenses: (i) premiums for insurance maintained by Lessor pursuant to Section 9 (but not premiums for earthquake insurance); (ii) wages, salaries and related expenses and benefits of on-site employees engaged in the operation and maintenance of the Building; (iii) supplied and materials used in the operation of the Building; (iv) maintenance and janitorial costs incurred on behalf of the Building; (v) the cost of reasonable repairs and general maintenance as set forth in Section
4.1 below (excluding those paid for by proceeds of insurance or other parties and alterations attributable solely to tenants of the Building other than Lessee); (vi) Real Property Taxes and other assessments, fees or charges from any government agency and any reassessments thereof (subject to the terms of Section 6.1 below); (vii) reasonable charges for heat, water, gas, electricity and other utilities used or consumed in the Building and Common Areas, excluding the Premises; and (viii) capital improvements required by law or which under generally accepted accounting principals and practices are capital expenditures, in either of which case the cost thereof should be divided by the number of years of the useful life of the improvement (but only the portion of the useful life falling within the remainder of the Lease term) and said annual amount shall be paid by Lessee during the applicable year.

         (b) EXCLUSIONS. Notwithstanding anything in this Section 1 to the contrary, Operating Expenses should not include the following: (a) advertising costs, brokerage commissions, or legal fees incurred in connection with the leasing of the Building; (b) damage and repairs covered under any insurance policy carried by Lessor in connection with the Building;
(c) maintenance, damage and repair necessitated by the gross negligence or willful misconduct of Lessor or required to be done by Lessor pursuant to
Section 6; (d) general overhead expense not directly related to the Building; and (e) any other expense which, under generally accepted accounting principles and practice, would not be considered a normal maintenance and operating expense.

         (c) LIMITATIONS ON COLLECTION. Lessor shall not collect in excess of one hundred percent (100%) of Operating Expenses, or any item of cost more than once. There shall not be included in Operating Expenses any costs in excess of those that would be reasonably incurred by prudent operators and managers of similar first-class buildings, and any Operating Expense charged Lessor by any of its affiliates for goods or services provided to the Building shall not exceed the prevailing cost thereof that would be charged to Lessor by nonaffiliated parties. All Operating Expenses shall be determined in accordance with generally accepted accounting principles and practices, consistently applied.

         (d) AUDIT. Lessor shall keep at the Building for a period of at least twelve (12) months after the expiration of each calendar year, full and accurate books, records, and supporting documents in connection with Lessor's annual statement of Operating Expenses and Real Property Taxes. Lessee shall have the right to challenge the accuracy of any Operating Expenses or Real Property Taxes, and if Lessee challenges any Operating Expenses or Real Property Taxes, Lessor shall make Lessor's books and supporting documents available to Lessee and Lessee may inspect the same. The Operating Expenses and Real Property Taxes shall be appropriately adjusted on the basis of such audit. Lessee shall pay the cost and expense of such audit, unless such audit shows a discrepancy of at least five percent (5%) of Operating Expenses or, as the case may be, Real Property Taxes, in which event Lessor shall pay the cost and expenses of such audit.

     2. USE AND COMPLIANCE WITH LAWS. Notwithstanding anything to the contrary in the Lease, the parties agree as follows:

     2.1 COMPLIANCE WITH LAWS. Lessee shall not violate any requirements of municipal, county, state, federal and other applicable governmental authorities, now in force, or which may hereafter be in force, pertaining to the Premises. However, Lessee shall not be required to make but shall pay for, through additional rental pursuant to Section 1.1(a), any structural changes, capital expenditures or improvements or alterations on the Premises or in the Building which will remain a part thereof for the benefit of Lessor upon termination of this Lease in order to comply with any governmental law, ordinance, rule or regulation or any recommendation of Lessor's insurance rating organization, unless the same is specifically required by Lessee's particular use of the Premises.

     3. REPAIRS AND MAINTENANCE. Notwithstanding anything to the contrary in the Lease, the parties agree as follow:

         3.1 LESSOR'S REPAIRS. Lessor shall maintain in good condition and repair in a prompt and diligent manner, subject to Lessee's reimbursement obligations pursuant to Section 1.1 above: (i) all portions of the Building which are not a part of the Premises, including but not limited to all elevators, electrical, mechanical, plumbing, sewage, heating, ventilating and air conditioning systems serving the Premises and the Building; (ii) all portions of the roof, roof structures and supports (excluding the roof membrane), and all structural portions of the Premises, including but not limited to, the foundation and structural supports, exterior and load bearing walls, subfloors and floors (but not floor coverings), gutters, downspouts and exterior doors; (iii) all utilities to the Premises; (iv) all driveways, sidewalks, parking areas and all other Common Areas and facilities thereof,
(v) latent defects in the Premises as well as any damage to the Premises caused by the willful act or the gross negligence of the Lessor or its agents; and (vii) the heating, ventilating and air conditioning system serving the Premises.

         Lessee shall give Lessor notice of any such repairs may be required under the terms of this Lease and Lessor shall proceed forthwith to commence the same with reasonable diligence, but in no event later than thirty (30) days after having received such notice. In the event of an emergency Lessee shall be empowered to undertake immediate repairs of such nature as would be Lessor's responsibility and notify Lessor promptly after such repairs have been undertaken. If Lessor fails to commence to repair or maintain the Premises within the thirty (30) day period provided herein, or if Lessee undertakes emergency repairs as above stated, Lessee may perform the repairs or maintenance and Lessor shall promptly, upon demand, reimburse Lessee for such reasonable costs.

         3.2 LESSEE'S REPAIRS. Lessee shall keep the interior non-structural portions of the Premises in good condition, order and repair. However, in no event shall Lessee's obligation to repair under this subsection extend to (i) damage and repairs covered under any insurance policy carried by Lessor in connection with the Building, (ii) damage caused in whole or in part by the gross negligence or willful misconduct of Lessor or Lessor's agents, employees, invitees or licensees, (iii) repairs covered under Operating Expenses, (iv) reasonable wear and tear; and (v) conditions covered under any warranties of Lessor's contractors, damage by fire and other casualties, acts of governmental authorities, or acts of God and the elements.

     4. INDEMNITY. Notwithstanding anything to the contrary in the Lease, Lessee shall indemnify and hold harmless Lessor of and from any loss, attorney's fees, expenses or claims arising from the negligence or intentional act of Lessee, or Lessee's agents, servants, employees, or invitees (collectively, "Lessee's Parties"); provided, however, that the indemnification provided in this sentence shall not apply to the extent that any loss, expense or claim arises from the negligence, breach of contract or intentional act of Lessor of Lessor's agents, servants, employees, or invitees (collectively "Lessor's Parties"). Lessor shall indemnify and hold harmless Lessee of and from any loss, attorneys' fees, expenses or claims arising out of (i) the negligence or intentional act of Lessor or Lessor's Parties, or (ii) the payment of the brokerage commission due to BT Commercial pursuant to this transaction; provided, however, that the indemnification provided in this sentence shall not apply to the extent that any loss, expense or claim arises from the negligence, breach of contract or intentional act of Lessee or Lessee's Parties.

     5. DAMAGE AND DESTRUCTION. Notwithstanding anything to the contrary in the Lease, if the Building or Premises is damaged or destroyed to the extent that the Premises or Building, in Lessor's reasonable opinion based on the finding of Lessor's architects or contractors, cannot, with reasonable diligence, be fully repaired or restored by Lessor within one hundred eighty
(90) days after the date of the damage or destruction, Lessee may terminate this Lease immediately upon notice thereof to Lessor and the obligation of Lessee, if any, to pay rent and additional rental to Lessor shall terminate as of the date of such notice. Lessor shall, within sixty (30) days of such damage or destruction, determine whether the Building or Premises can be fully repaired or restored within the one hundred eighty (90) day period, and notify Lessee of such determination. If the Building can be fully repaired or restored within the one hundred eighty (90) day period, this Lease shall remain in full force and effect, except that rent and additional rental shall abate as described in Section 3.2, and Lessor shall diligently repair and restore the damage as soon as possible. If this Lease is not terminated despite damage or destruction to the Premises or Building, and Lessor fails to proceed with reasonable diligence to rebuild, or if the Premises or Building are not rebuilt within one hundred eighty (90) days of the event causing the damage or destruction, Lessee may, at its option, terminate this Lease.

     6. REAL PROPERTY TAXES. Notwithstanding anything to the contrary in the Lease, the parties agree as follow:

         6.1 EXCLUSIONS. The following shall not constitute Real Property Taxes for the purposes of this Lease, and nothing contained herein shall be deemed to require Lessee to pay any of the following: (i) any state, local, federal, personal or corporate income tax measured by the income of Lessor;
(ii) any estate, inheritance taxes, or gross rental receipts tax; (iii) any franchise, succession or transfer taxes; (iv) interest on taxes or penalties resulting from Lessor's failure to pay taxes; or (v) any increases in taxes attributable to additional improvements to the Building unless such improvements are constructed for Lessee's sole benefit.

         6.2 INSTALLMENT ELECTION. Upon Lessee's request, Lessor shall elect to cause any Real Property Taxes which may be evidenced by improvement or other bonds or which may be paid in annual or other periodic installments to be paid in installments over the maximum period permitted by law.

     7. BONUS RENT. Notwithstanding anything to the contrary in the Lease, in the event that Lessee shall assign, sublease or otherwise transfer all or any portion of the Premises to a party other than an affiliate of Lessee during the initial term of the Lease, Lessor and Lessee shall evenly divide any rent or other consideration paid to Lessee in connection with such assignment, sublease or other transfer, after first deducting out for Lessee's account the cost of (i) broker's commissions paid by Lessee with regard to the transfer, (ii) reasonable legal fees, and (iii) the unamortized portions of improvements made in the subleased area by Lessee for Lessee's use during the original tenancy.

     8. TEMPORARY CONDEMNATION. Notwithstanding anything to the contrary in the Lease, in the event of a temporary condemnation of the Premises which lasts for a period of one hundred eighty (60) days or more, and which Lessee reasonably determines causes substantial interference with the operation of Lessee's business in the Premises, Lessee may terminate this Lease upon notice to Lessor. In the event of a partial termination of the Lease which would not allow Lessee to terminate this Lease under the terms and conditions of this section, this Lease shall continue in full force and effect, except that rent and Lessee's additional rent shall be adjusted, for the period Lessee is unable to use condemned area, on the basis of the square footage condemned.

9. ENVIRONMENTAL MATTERS.

         9.1 HAZARDOUS MATERIALS. Lessor represents and warrants as of the date of the Lease that, to the best of Lessor's actual knowledge, there are no Hazardous Materials present in, on or about the Premises, the Building or the Common Areas. As used herein, "Hazardous Materials" shall include, but not be limited to, any material or substance that, whether by its nature or use, is not or hereafter defined as a hazardous waste, hazardous substance, pollutant or contaminant under any present or future laws, statutes, ordinances, rules, regulations, orders, codes, licenses, permits, decrees, judgements, directives or the equivalent of or by any governmental authority and relating to or addressing the protection of the environment or human health ("Regulations"), including any material or substance which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and which is now or hereafter regulated under any Regulations, or which is or contains petroleum, gasoline, diesel fuel or another petroleum hydrocarbon product.

         9.2 LESSEE'S RIGHTS. To the extent such Hazardous Materials are present, Lessor shall immediately provide Lessee with notice of such fact. In addition, Lessor shall require all other tenants in the Building, including Lessor, to comply with all Regulations regarding the use, storage, generation or removal of Hazardous Material in, on or under the Premises. Lessee shall have the right, if Lessee reasonably determines Hazardous Materials are present on the Premises and informs Lessor of the basis for such belief, to require Lessor to conduct tests and investigations to determine whether Lessor is in compliance with the foregoing provisions.

         9.3 INDEMNIFICATION.

         (a) LESSOR'S INDEMNITY. Lessor shall indemnify, defend, protect and hold Lessee and Lessee's Parties harmless from and against all liabilities, losses, costs and expenses (including reasonable attorney's fees), demands, cause of action, claims or judgements directly or indirectly arising out of
(i) the use, generation, storage or disposal of Hazardous Materials by Lessor or any of Lessor's Parties; (ii) a breach of the representation and warranty set forth in Section 9.1; or (iii) the presence of any Hazardous Materials in, on, or about the Premises, Building or Common Areas on or prior to the Rental Commencement Date. Lessor's obligations pursuant to the foregoing indemnity shall be in addition to Lessor's obligations under Section 5 of this Addendum and shall survive the termination of this Lease.

         (b) Lessee shall indemnify, defend, protect and hold Lessor and Lessor's Parties harmless from and against all liabilities, losses, costs and expenses (including reasonable attorney's fees), demands, causes of action, claims or judgements directly or indirectly arising out of the use, generation, storage or disposal of Hazardous Materials by Lessee or any of Lessee's parties. Lessee's obligations pursuant to the foregoing indemnity shall be in addition to Lessee's obligations under Section 5 of this Addendum and shall survive the termination of the Lease.

     10. EFFECT OF ADDENDUM. In the event of any inconsistency between the terms of this Addendum and the terms of the Lease, the terms of this Addendum shall control. As used herein, the term "Lease" shall mean the Lease, this Addendum and all exhibits referred to in the Lease and this Addendum.


                                            "LESSOR"

                                            DANI INVESTMENT PARTNERS

                                            By: /s/ illegible signature
                                               ------------------------------

                                            Its:  President
                                                -----------------------------



                                            "LESSEE"

                                             CONCEPTUS, INC.,
                                             a FTW Delaware Corporation

                                             By: /s/ illegible signature
                                                -----------------------------

                                             Its:  President and CEO
                                                -----------------------------

    THIS SECOND ADDENDUM TO THE LEASE, DATED AUGUST 28, 1996, IS MADE BY AND BETWEEN DANI INVESTMENT PARTNERS "LESSOR" AND CONCEPTUS, INC., A DELAWARE CORPORATION "LESSEE", TO BE A PART OF THAT CERTAIN STANDARD INDUSTRIAL LEASE DATED NOVEMBER 8, 1994 BETWEEN LESSOR AND LESSEE FOR THE PREMISES COMMONLY KNOWN AS 1021 HOWARD AVENUE, SAN CARLOS, CA. (AS ATTACHED HERETO AND TOGETHER WITH ITS FIRST ADDENDUM THE "LEASE").

    Lessee and Lessor hereby agree the Lease is hereby modified and supplemented as follows:

    1.   SECTION 3. TERM

         The term of the Lease shall be extended to encompass the period commencing on September 1, 1996 and ending on August 31, 1997 (the "Extension Period").

    2.   SECTION 4. RENT

         The rent during the Extension Period shall be $14,000.00 per month.

    3.   SECTION 5.  SECURITY DEPOSIT

         The Security Deposit under the lease shall be increased to an aggregate of $14,000.00 which shall include amounts previously deposited.

    4.   EFFECT OF ADDENDUM

         Except as set forth above, the terms of the Lease shall continue to govern he parties' relationship through the Extension Period. In the event of any inconsistency between the terms of this Addendum and the terms of the Lease, the terms of this Addendum shall control. As used herein, the term "Lease" shall mean the Lease, this Addendum and all exhibits referred to in the Lease and this Addendum.

    5.   SECTION 15: BROKER'S FEES
         Each party warrants that it was not represented by a real estate broker or agent in this transaction and that no broker's fees are due. If any claim does arise it shall be the lessees obligation.




    "LESSOR"                                "LESSEE"

    DANI INVESTMENT PARTNERS                CONCEPTUS, INC.
                                            A FTW Delaware Corporation

    BY:_______________________________      BY:________________________________


    ITS:______________________________      ITS:_______________________________